UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
August 18, 2011
Date of Report (Date of earliest event reported)
FOREST LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-5438	11-1798614
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

909 Third Avenue		10022-4731
New York, New York		(Zip Code)
(Address of principal executive
offices)
(212) 421-7850
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
     The 2011 Annual Meeting of Stockholders (“2011 Annual Meeting”) of Forest Laboratories, Inc. (the “Company”) was held on August 18, 2011, where the Company’s stockholders voted on the following four proposals:
          1. The election of ten director nominees to serve as members of the Company’s board of directors until the Company’s 2012 Annual Meeting of Stockholders or until his or her successor has been elected or appointed (Proposal 1);
          2. The approval (on an advisory basis) of the compensation of the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement filed on July 18, 2011 for the 2011 Annual Meeting of Stockholders (the “Proxy Statement”) pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2011 Summary Compensation Table and the tabular disclosure regarding such compensation and the accompanying narrative disclosure (Proposal 2);
          3. The approval (on an advisory basis) of the frequency of future advisory votes on the compensation of the Company’s named executive officers (Proposal 3); and
          4. The ratification of the selection of BDO USA, LLP (formerly BDO Seidman, LLP) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012 (Proposal 4).
     A final voting report was produced by IVS Associates, Inc. (“IVS”), the independent inspector of elections for the 2011 Annual Meeting, certifying the following results:
Proposal 1 — Election of Directors.
The following ten director nominees proposed by the Board were elected by a plurality of votes as directors for terms expiring at the Company’s 2012 Annual Meeting of Stockholders or until his or her successor has been elected or appointed: Howard Solomon, Nesli Basgoz, M.D., Christopher J. Coughlin, Dan L. Goldwasser, Kenneth E. Goodman, Gerald M. Lieberman, Lawrence S. Olanoff, M.D., Ph.D., Lester B. Salans, M.D., Brenton L. Saunders, and Peter J. Zimetbaum, M.D.
The complete voting results from the 2011 Annual Meeting as reported by IVS are provided below. In addition, IVS has advised the Company that there were 615,434 broker non-votes for Proposal 1.

Name	For	Withheld
Howard Solomon	165,349,211	4,623,743
Nesli Basgoz, M.D.	227,451,746	3,615,456
Christopher J. Coughlin	226,635,822	4,431,380
Dan L. Goldwasser	152,002,769	1,617,812
Kenneth E. Goodman	169,301,063	671,891
Gerald M. Lieberman	227,425,851	3,641,351
Lawrence S. Olanoff, M.D., Ph.D.	226,222,145	4,845,057
Lester B. Salans, M.D.	152,935,444	685,137

Name	For	Withheld
Brenton L. Saunders	227,430,702	3,636,500
Peter J. Zimetbaum, M.D.	227,436,483	3,630,719
Alexander J. Denner (Icahn group nominee)	48,928,220	28,518,401
Richard Mulligan (Icahn group nominee)	70,539,256	6,907,365
Lucian A. Bebchuk (Icahn group nominee)	42,126,141	1,968,107
Eric J. Ende (Icahn group nominee)	33,485,948	27,608,300
Proposal 2 — Advisory Vote on Executive Compensation. The stockholders approved (on an advisory basis) the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2011 Summary Compensation Table and the tabular disclosure regarding such compensation and the accompanying narrative disclosure. IVS has advised the Company that there were 615,423 broker non-votes for Proposal 2.

For	Against	Abstain
170,391,984	59,879,803	795,426
Proposal 3 — Advisory Vote on the Frequency of Conducting Future Advisory Votes on Executive Compensation. The stockholders approved (on an advisory basis) a frequency of 1 Year for future advisory votes on executive compensation. IVS has advised the Company that there were 615,424 broker non-votes for Proposal 3.

1 Year	2 Years	3 Years	Abstain
213,927,107	748,048	15,498,979	893,078
Proposal 4 — Ratification of Independent Auditors. The stockholders ratified the appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2012. IVS has advised the Company that there were no broker non-votes for Proposal 4.

For	Against	Abstain
229,586,578	1,466,628	629,430

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act 1934, the Registrants has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized
Date: August 24, 2011
Forest Laboratories, Inc.
(Registrant)

/s/ Rita Weinberger
Rita Weinberger
Vice President – Controller and Principal Accounting Officer